UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 27, 2005

Poore Brothers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction	(Commission	File Number)
of incorporation)	(IRS Employer	Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ	85338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On Thursday, October 27, 2005, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing its third quarter results for the period ended October 1, 2005.

ITEM 9.01             Financial Statements and Exhibits

99.1         Press Release of Poore Brothers, Inc. dated October 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.
(Registrant)

Date	October 27, 2005
/s/ Richard M. Finkbeiner
(Signature)

Richard M. Finkbeiner
Senior Vice President and Chief Financial Officer